UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of earliest event reported): June 29, 2022

INCOME OPPORTUNITY REALTY INVESTORS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-14784	75-2615944
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1603 LBJ Freeway, Suite 800 Dallas, Texas		75234
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code 469-522-4200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common Stock, par value $0.01	IOR	NYSE American

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company []

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

[]

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Section 8 – Other Events

Item 8.01. Other Events

In February 2019, Paul Berger filed suit against Income Opportunity Realty Investors, Inc. (“IOR” or the “Company”), four directors, certain officers and others, alleging that IOR completed improper sales and/or transfers of property. The Berger suit requests a payoff of various related party loans to IOR and that IOR then distribute the funds to its stockholders. After discovery and motions to dismiss substantial portions of the complaint, on June 28, 2022, Plaintiff Berger sought to voluntarily dismiss the action for reasons stated in the motion. The parties have not entered into any settlement, and neither Plaintiff nor Plaintiff’s counsel has received any consideration for the voluntary dismissal. The parties have stipulated to the dismissal with prejudice. On June 29, 2022, the United States District Court for the Northern District of Texas ordered that notice of the dismissal be provided to IOR shareholders. A copy of the notice to be distributed to IOR shareholders is attached as Exhibit “99.5.”

The information furnished pursuant to Item 8.01 in this Form 8-K, including Exhibit “99.5” attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. We undertake no duty or obligation to publicly update or revise the information furnished pursuant to Item 8.01 of this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d)       Exhibits.

The following exhibit is furnished with this Report:

Exhibit Designation	Description of Exhibit

99.5*	Notice to all current holders of Income Opportunity Realty Investors, Inc. common shares required by order of the United States District Court for the Northern District of Texas, issued June 29, 2022, in Case No. 3-19-cv-00286-E

_________________________

* Furnished herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 5, 2022

INCOME OPPORTUNITY REALTY INVESTORS, INC.

By:	/s/ Erik L. Johnson
Erik L. Johnson
Executive Vice President
and Chief Financial Officer

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EXHIBIT “99.5”

TO: All CURRENT HOLDERS OF INCOME OPPORTUNITY REALTY INVESTORS, INC. COMMON SHARES

PLEASE READ THIS NOTICE CAREFULLY AND COMPLETELY. YOUR RIGHTS MAY BE AFFECTED.

THIS NOTICE RELATES TO A PROPOSED VOLUNTARY DISMISSAL WITH PREJUDICE OF A SHAREHOLDER DERIVATIVE ACTION AND CLAIMS ASSERTED ON BEHALF OF INCOME OPPORTUNITY REALTY INVESTORS, INC.

PURPOSE OF NOTICE

This Notice is being given pursuant to an Order of the United States District Court for the Northern District of Texas. The purpose of the Notice is to advise you that the plaintiff in the referenced action wishes to voluntarily dismiss the case.

THE SHAREHOLDER DERIVATIVE ACTION

On February 4, 2019, plaintiff Paul Berger (“Plaintiff”) filed a purported shareholder derivative complaint in the United States District Court for the Northern District of Texas, Case No. 3:19-cv-00286-E (the “Derivative Action”), against (i) Transcontinental Realty Investors, Inc., (ii) American Realty Investors, Inc., (iii) Pillar Income Asset Management, Inc., (iv) Income Opportunity Realty Investors, Inc. (nominal defendant) and (v) individuals Daniel J. Moos, Gene S. Bertcher, Louis J. Corna, Ted R. Munselle, Henry A. Butler, Robert A. Jakuszewski, Raymond D. Roberts, Sr., Mickey N. Phillips and Gene E. Phillips (subsequently replaced by the Estate of Gene E. Phillips by its Independent Executor, Bradford Phillips) (collectively, “Defendants”).

Defendants filed a motion to dismiss Plaintiff’s Original Complaint, and the Court dismissed seven of Plaintiff’s claims on March 31, 2020. Plaintiff then filed his First Amended Complaint, and Defendants filed a second motion to dismiss. On March 16, 2022, the Court dismissed four more of Plaintiff’s claims. The Derivative Action purports to allege claims sounding in breach of fiduciary duty, aiding and abetting breaches of fiduciary duty of others, unjust enrichment, and two claims (asserted in the alternative) seeking declaratory judgment that a de facto dividend has been distributed and that a de facto liquidation has been undertaken.

On June 28, 2022, Plaintiff sought to voluntarily dismiss the Derivative Action, stating the cause to be Plaintiff’s counsel belief that the causes of actions most likely to succeed have been dismissed. The parties have not entered into a settlement, and neither Plaintiff nor Plaintiff’s counsel have received any consideration for this voluntary dismissal. The parties stipulate to the dismissal with prejudice. On June 29, 2022, the District Court ordered that notice of the dismissal be provided to Income Opportunity Realty Investors, Inc. shareholders.

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If no other Income Opportunity Realty Investors, Inc. shareholder seeks to intervene in the Derivative Action, the voluntary dismissal will be approved and the Derivative Action will be dismissed with prejudice.

THE RIGHT TO INTERVENE IN THE DERIVATIVE ACTION

Any Income Opportunity Realty Investors, Inc. shareholder may seek to intervene as a plaintiff in the Derivative Action if he, she, or it (1) owns shares in Income Opportunity Realty Investors, Inc. and (2) wishes to pursue the claims in the Derivative Action or has any reason why the action should not be voluntarily dismissed. All motions to intervene must be filed with the Clerk of the Court no later than [date which is 45 days from publication of notice]. Every motion to intervene must contain: (1) the caption of the Derivative Action; (2) the intervener’s name, address and phone number; (3) proof or certification of the date the intervener purchased Income Opportunity Realty Investors, Inc. stock; and (4) any supporting papers, including all documents and writings that the intervener desires the Court to consider.

Any motions to intervene must be filed with the District Court at:

Clerk of Court

United States District Court for the Northern District of Texas

1100 Commerce Street, Room 1452

Dallas, Texas 75242

A copy of any motion to intervene must also be mailed to the following counsel for the parties:

William B. Federman

FEDERMAN &SHERWOOD

212 W. Spring Valley Rd.

Richardson, TX 75081

Attorneys for Plaintiff Paul Berger

Richard Sayles	Steven C. Metzger
BRADLEY ARANT BOULT CUMMINGS, LLP	METZGER LAW PLLC
4400 Renaissance Tower, 1201 Elm St.	3626 N. Hall St., Suite 800
Dallas, TX 75270	Dallas, TX 75219

Attorneys for Defendants Daniel J. Moos,	Attorneys for Nominal Defendant Income
Gene S. Bertcher, Louis J. Corna, Ted R.	Opportunity Realty Investors, Inc.
Munselle, Henry A. Butler, Robert A.
Jakuszewski, and Raymond D. Roberts, Sr.

C. Gregory Shamoun	Stephen A. Khoury
SHAMOUN & NORMAN LLP	KELSOE, KHOURY, ROGERS & CLARK, P.C.
1800 Valley View Lane, Suite 200	5323 Spring Valley Road, Suite 350
Farmers Branch, TX 75234	Dallas, TX 75254

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Counsel for Defendants	Daniel E. Laytin
Pillar Income Asset Management, Inc.,	KIRKLAND & ELLIS LLP
Mickey Phillips, and Bradford Phillips as	300 North LaSalle
independent executor of the Estate of Gene	Chicago, IL 60654
Phillips

Counsel for Defendant
Transcontinental Realty Investors, Inc. and
American Realty Investors, Inc.